SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 18, 2001

                               Accelio Corporation
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             (Exact name of registrant as specified in its charter)


               Canada                                   1-111898                                  N/A
--------------------------------------    -------------------------------------    ----------------------------------
   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)


              560 Rochester Street, Ottawa, Ontario K1S 5K2, Canada
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              (Address of principal executive offices) (zip code)

                                 (613) 230-3676
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On December 18, 2001, Accelio Corporation (the "Company") announced that CIBC World Markets has been engaged as its financial advisor in response to the unsolicited tender offer by Open Text Corporation to acquire all of the outstanding shares of the Company. The Company announced that it would communicate its recommendation to its shareholders once it has completed its review of the offer with its legal and financial advisors.



ITEM 7.  EXHIBITS.

         (a)      Financial statements and pro forma financial information.

                  None.

         (b)      Exhibits.

                  99.1 Text of Press Release of the Company dated December 18, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACCELIO CORPORATION
                                       (Registrant)



                                       By:  /s/ Trey Graham
                                          --------------------------------------
                                          Name:  Trey Graham
                                          Title: Senior Vice President, Finance
                                                 and Chief Financial Officer

Dated: December 20, 2001